UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 29, 2024, the shareholders of FTAI Infrastructure Inc. (the “Company”) voted on the matters described below.

(1)  The Company’s shareholders elected one Class II director, who comprise all the directors of such class, to serve until the 2027 Annual Meeting of Shareholders and until his respective successor is duly elected or appointed and qualified. The numbers of shares that voted for the election of such director, withheld authority to vote for such director, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*
Ray M. Robinson	37,316,779	29,472,283	21,263,298

(2)  The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
87,947,018	81,346	23,996

* Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of The Nasdaq Global Select Market (“Nasdaq”) from voting on a particular matter. Under Nasdaq rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who did not receive instructions were not entitled to vote on the election of directors, but they were entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

Item 8.01.	Other Events

Pricing of Previously Announced Private Offering

On May 31, 2024, certain subsidiaries (“Jefferson”) within the Jefferson Terminal segment of FTAI Infrastructure Inc. (“FIP”), and The Port of Beaumont Navigation District of Jefferson County, Texas (the “Port”), priced their previously announced private offering of the Series 2024 Bonds. $382,295,000 in an aggregate principal amount of the Series 2024 Bonds will be issued in the offering. The Series 2024 Bonds will be designated as approximately $164,425,000 of Series 2024A Dock and Wharf Facility Revenue Bonds (the “Series 2024A Bonds”), and approximately $217,870,000 of Series 2024B Taxable Facility Revenue Bonds (the “Taxable Series 2024B Bonds”). The size of the offering of bonds has been upsized from $275,940,000 to $382,295,000.

The Series 2024A Bonds will consist of:

(i).	$67,570,000 principal amount of Term Bonds maturing January 1, 2039, and bearing interest at a fixed rate of 5.000% per annum,

(ii).	$44,800,000 principal amount of Term Bonds maturing January 1, 2044, and bearing interest at a fixed rate of 5.125% per annum, and

(iii).	$52,055,000 principal amount of Term Bonds maturing January 1, 2054, and bearing interest at a fixed rate of 5.250% per annum.

The Taxable Series 2024B Bonds will mature on July 1, 2026, and will bear interest at a fixed rate of 10.000% per annum.

The closing of the offering is expected to occur on June 20, 2024, subject to customary closing conditions.

The Series 2024 Bonds are special, limited obligations of the Port, and are payable from, and secured solely by, the trust estate and the collateral pledged therefor. The Series 2024 Bonds do not constitute indebtedness of any of: the Port; the State of Texas; Jefferson County; Orange County, Texas; or any other political subdivision of the State of Texas and shall not constitute or give rise to any pecuniary liability of any of the foregoing.  Neither the full faith and credit of the Port, nor the full faith and credit and taxing power of any of the State of Texas; Jefferson County; Orange County, Texas; or any other political subdivision of the State of Texas is pledged to the payment of the principal of or interest or premium, if any, on the Series 2024 Bonds.

The Series 2024 Bonds were offered only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (the “Securities Act”).  The offering was made only by means of a limited offering memorandum and related supplements thereto.

Expiration and Results of Tender Offer

On May 31, 2024, Jefferson announced the expiration and final tender results of the previously announced cash tender offer (the “Tender Offer”) of up to $105 million maximum aggregate purchase price of (a) the Port of Beaumont Navigation District of Jefferson County, Texas Dock and Wharf Facility Revenue Bonds, Series 2021A (Jefferson Gulf Coast Energy Project) (the “Series 2021A Bonds”), and/or (b) the Port of Beaumont Navigation District of Jefferson County, Texas Dock and Wharf Facility Revenue Bonds, Series 2020A (Jefferson Gulf Coast Energy Project) (the “Series 2020A Bonds” and, together with the Series 2021A Bonds, the “Target Bonds”), on the terms and conditions described in the Port’s Offer to Purchase, dated May 14, 2024 (the “Offer to Purchase”).

The Tender Offer expired at 5:00 p.m., New York City time, on May 30, 2024 (such date and time, the “Expiration Date”). The Settlement Date for the Tender Offer is expected to be June 20, 2024 unless extended, and is subject to the conditions set forth in the Offer to Purchase (the “Settlement Date”).

According to the information received from D.F. King & Co., Inc., the Tender Agent and Information Agent for the Tender Offer, as of the Expiration Date, $234,230,000 aggregate principal amount of the Target Bonds were validly tendered and not validly withdrawn. The table below provides certain information about the Tender Offer, including the aggregate principal amount of the Target Bonds validly tendered and not validly withdrawn.

Series of Bonds	CUSIP Number	Aggregate Principal Amount Outstanding	Aggregate Principal Amount Tendered and Accepted for Purchase	Tender Consideration(1)
The Port of Beaumont Navigation District of Jefferson County, Texas Dock and Wharf Facility Revenue Bonds, Series 2020A (Jefferson Gulf Coast Energy Project)	73360CAC8	$53,520,000	$11,040,000	$939.10
	73360CAD6	$131,400,000	$30,715,000	$857.50
The Port of Beaumont Navigation District of Jefferson County, Texas Dock and Wharf Facility Revenue Bonds, Series 2021A (Jefferson Gulf Coast Energy Project)	73360CAL8	$38,175,000	$15,355,000	$843.75
	73360CAM6	$44,920,000	$9,145,000	$785.00
	73360CAN4	$102,790,000	$41,790,000	$725.00

(1) Per $1,000 principal amount of Bonds validly tendered (and not validly withdrawn) and accepted for purchase by the Port. Does not include accrued but unpaid interest, which will also be payable as provided in the Offer to Purchase.

The Port plans to accept for purchase $108,045,000 aggregate principal amount of the Target Bonds under the Tender Offer.

In addition to the Tender Consideration, holders whose Target Bonds are accepted for purchase will also receive a cash payment representing the accrued and unpaid interest on such Target Bonds from the last interest payment date up to, but not including, the Settlement Date. Interest will cease to accrue on the Settlement Date for all accepted Target Bonds.

Morgan Stanley & Co. LLC acted as the sole Dealer Manager for the Tender Offer. D.F. King & Co., Inc. was retained to serve as the Information and Tender Agent for the Tender Offer.

The information in this Current Report on Form 8-K does not constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, the Series 2024 Bonds, the Target Bonds, or any other security, nor shall there be any purchase or sale of these securities in any state or other jurisdiction in which such an offer, solicitation or purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.  Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements in this current report include, among other things, statements about FIP’s and Jefferson’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of FIP and Jefferson; and the anticipated timing of the closing of the offering and the settlement of the Tender Offer. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions of the closing of the offering in the anticipated timeframe or at all; risks related to the settlement of the Tender Offer in the anticipated timeframe or at all; risks related to Jefferson’s ability to realize the anticipated benefits of the projects to be financed by the offering; risks related to Jefferson’s ability to meet its obligations under the definitive documents for the offering, including scheduled principal and interest payments on the Series 2024 Bonds and Target Bonds; future commodity prices, exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FIP cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FIP’s filings with the SEC, including, but not limited to, FIP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2024

FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President